Aris Gold Transaction	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about business combination [abstract]
Aris Gold Transaction	Aris Gold Transaction
On September 26, 2022, the Company completed the acquisition of all of the issued and outstanding common shares of Aris Gold not already owned by the Company, with the former shareholders of Aris Gold receiving 0.5 of a common share for every one Aris Gold share held (the “Exchange Ratio”). The Company issued 38,420,690 common shares (Note 13b) to the former shareholders of Aris Gold (excluding the Company's holdings). Additionally, the Company adjusted the Aris Gold options, warrants, PSUs and DSUs with equivalent Aris Mining options, warrants, PSUs and DSUs with the number of such securities issuable and exercise prices adjusted by the 0.5 Exchange Ratio.
Aris Gold operated the Marmato Mine and the Soto Norte joint venture where environmental licensing is advancing to develop a new gold mine. Aris Gold also owned the Juby Project, an advanced exploration stage gold project in the Abitibi greenstone belt of Ontario, Canada. Upon completion of the Transaction, Aris Gold became a wholly-owned subsidiary of Aris Mining. The Company began consolidating the operating results, cash flows, and net assets of Aris Gold from September 26, 2022 (“Acquisition Date”). Transaction costs incurred in respect of the acquisition totaling $21.6 million were expensed and have been presented within acquisition and restructuring costs in the consolidated statement of income (loss).
The Acquisition Date fair value of the consideration transferred consisted of the following:

Purchase Price:
Share consideration(1)	$90,317
Option consideration(2)	2,075
Listed and Unlisted Warrant consideration (“Aris Gold Warrants”)(3)(4)	8,813
PSU and DSU consideration(5)	1,106
Fair-value of interest in Aris Gold immediately prior to acquisition
Share in Aris Gold(6)	73,632
Listed and Unlisted Warrants in Aris Gold(9)(10)	3,511
Convertible Debenture(8)	35,000
Aris Gold gold-linked notes(7)	9,147
Total consideration	$223,601
(1)The fair value of 38,420,690 common shares issued to Aris Gold shareholders was determined using the Company’s share price of C$3.19 per share on the Acquisition Date.
(2)The fair value of 3,615,912 replacement options issued was determined using the Black-Scholes option pricing method with the following weighted average assumptions: exercise price of C$4.36, expected life of 2.3 years, annualized volatility of 44.7%, dividend yield of 3.3%, and discount rate of 3.74%.
(3)The fair value of 58,168,755 replacement Listed Warrants issued was determined using the Company’s traded warrant value of C$0.20 per warrant on the Acquisition Date.
(4)The fair value of 3,300,000 replacement Unlisted Warrants issued was determined using the Black-Scholes option pricing method with the following weighted average assumptions: exercise price of C$3.00, expected life of 2.2 years, annualized volatility of 45.4%, dividend yield of 3.3%, discount rate of 3.77% and a liquidity discount of 24% determined with reference to the differential between the traded value and Black-Scholes value of comparable instruments.
(5)The fair value of 1,412,571 replacement PSUs and 467,352 replacement DSUs issued was determined using the Company’s share price of C$3.19 on the Acquisition Date, adjusted for the 0.5 Exchange Ratio.
(6)The fair value of the Company’s pre-existing investment in Aris Gold common shares was determined using the closing share price of Aris Gold of C$1.64 per share immediately prior to the Acquisition Date.
(7)The fair value of the Aris Gold gold-linked notes was determined using the trading price of the notes on the Acquisition Date.
(8)The fair value of the convertible note was determined to be approximated by the face value at the time of settlement, concurrent with the closing of the Transaction.
(9)The fair value of the forfeited Listed Warrants was determined using the Aris Gold traded warrant value of C$0.20 per warrant on the Acquisition Date.
(10)The fair value of the forfeited Unlisted Warrants issued was determined using the Black-Scholes option pricing method with the following weighted average assumptions: exercise price of C$6.00, expected life of 2.2 years, annualized volatility of 45.4%, dividend yield of 3.3%, discount rate of 3.77% and liquidity discount of 24% determined with reference to the differential between the traded value and Black-Scholes value of comparable instruments.
In accordance with the acquisition method of accounting, the total consideration cost has been allocated to the underlying assets acquired and liabilities assumed, based primarily upon their estimated fair values at the date of acquisition. Except for the Juby Project, the fair values of mineral properties, deferred revenues, and long-term debt have been estimated using discounted cash flow models and the fair values of plant and equipment have been estimated using a replacement cost approach. Expected future cash flows used to determine the fair values of mineral properties and deferred revenue are based on estimates of future gold prices and projected future revenues, estimated quantities of ore reserves and mineral resources, expected future production costs and capital expenditures based on life of mine plans at the Acquisition Date. The Company evaluated the fair value of the Juby Project using the market multiples approach based on comparable public companies that operate in similar jurisdictions. The fair values of mineral properties, deferred revenue and long-term debt are measured at Level 3 of the fair value hierarchy.
5.    Aris Gold Transaction (cont.)

Purchase price:
Cash and cash equivalents	$95,126
Cash in trust	400
Accounts receivable, prepaid expenses and other	10,356
Inventories	4,845
Mining interests, plant and equipment	255,857
Investment in Associate	101,685
Accounts payable and accrued liabilities	(15,502)
Long-term debt	(68,592)
Reclamation liability	(1,287)
Deferred revenue	(59,596)
Deferred consideration	(49,477)
Deferred tax liability	(49,840)
Other liabilities	(374)
Fair value of net assets acquired	$223,601

Consolidated revenue from the Acquisition Date to December 31, 2022 includes revenue from the Aris Gold Transaction of $8.3 million. Consolidated net income for the year ended December 31, 2022 includes net loss from Aris Gold of $8.7 million. Had the Aris Gold Transaction occurred on January 1, 2022, pro-forma unaudited consolidated revenue and net income before tax for the year ended December 31, 2022 would have been approximately $344.3 million and $48.6 million, respectively.